UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

LIFEWAY FOODS, INC.

(Exact Name of Registrant as Specified in Its Charter)

ILLINOIS	000-17363	36-3442829
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 West Oakton St., Morton Grove, IL	60053
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (847) 967-1010

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	LWAY	The Nasdaq Stock Market
Preferred Stock Purchase Rights	None	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 30, 2026, Lifeway Foods, Inc. (“Lifeway”) and CIBC Bank USA, Lifeway’s current lender (the “Lender”) entered into a Master Security Agreement (the “MSA”). The MSA provides for loan advances under an Interim Funding Agreement (the “Interim Funding Agreement”) to finance or refinance the acquisition of equipment, subject to Lender’s acceptance of collateral documentation, up to $22,000,000 in the aggregate, during an interim funding period which expires June 30, 2027. Interest on the loan advances is payable monthly in arrears at the 1-month Term Secured Overnight Financing Rate (“SOFR”) plus 1.65%.

Upon the conclusion of loan advances under the Interim Funding Agreement, and the execution of a Collateral Schedule by Lender and Lifeway, all loan advances outstanding on the date of such Collateral Schedule (the “Conversion Date”), shall be converted into the Equipment Guidance Line Note (the “Note”). The note is payable in monthly installments of principal and interest and matures five years after the Conversion Date. Interest is payable monthly in arrears at the 1-month Term Secured Overnight Financing Rate (“SOFR”) plus 1.65%.

The material terms and conditions of that certain Credit Agreement by and among Lifeway, Fresh Made, Inc., a wholly owned subsidiary of Lifeway (“Fresh Made”), Lifeway Wisconsin, Inc., a wholly owned subsidiary of Lifeway (“Lifeway Wisconsin”, and collectively with Lifeway and Fresh Made, the “Borrowers”) and Lender, wherein Borrowers and Lender entered into that certain Sixth Modification effective as of December 29, 2025, remain unchanged after giving effect to the MSA, Interim Funding Agreement and Equipment Guidance Line Note.

The descriptions of the MSA, Interim Funding Agreement and Note set forth above are qualified in their entirety by reference to the MSA, Interim Funding Agreement and Note filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Master Security Agreement, Interim Funding Agreement, and Equipment Guidance Line Note, dated as of June 30, 2026 by and among Lifeway Foods, Inc. and CIBC Bank USA, as Lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEWAY FOODS, INC.
Dated: July 7, 2026	By:	/s/ Eric Hanson
Name: Eric Hanson
Title: Chief Financial Officer

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